EXHIBIT 99.2

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

BOARD OF DIRECTORS' AUDIT COMMITTEE

CHARTER

Purpose

The Audit Committee (the "Audit Committee") assists the board of directors (the "Board") of China Security & Surveillance Technology, Inc. (the "Company") in fulfilling its oversight responsibilities to the stockholders, and serves as a communication link among the Board, management, the Company's independent auditor (the "Independent Auditor"), and the internal auditor (the "Internal Auditor"). The Audit Committee (a) assists the Board's oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the Independent Auditor' qualifications and independence, and (iv) the performance of the Company's internal audit function and Independent Auditor; and (b) prepares the report that Securities and Exchange Commission rules require be included in the Company's annual proxy statement.

Composition

The Audit Committee is a standing committee of the Board. The Audit Committee shall consist of not less than three members of the Board, each of whom (A) shall satisfy the independence criteria of applicable law and the rules of the New York Stock Exchange ("NYSE") in effect from time to time (subject to any exceptions allowed by such rules and any waivers granted by such authorities), and (B) is financially literate as required by the listing standards of the NYSE. At least one Committee member shall have accounting or related financial management expertise as required by the listing standards of the NYSE. Each prospective Audit Committee member shall evaluate carefully the existing demands on his or her time before accepting appointment or reappointment to the Audit Committee.

The members of the Audit Committee shall be appointed by the Board, upon the recommendation of the Company's Nominating and Governance Committee, and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. A member of the Audit Committee may be removed, with or without cause, by a majority vote of the Board.

Meeting

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The chairman of the Board or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically.

Audit Committee Charter

Authority and Responsibilities

While the fundamental responsibility for the Company's financial statements rests with management, and while the Internal Auditor and Independent Auditor are responsible for conducting audits, the Audit Committee shall have the following authority and responsibilities:

  Be directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Auditor (including resolution of disagreements between management and the auditors regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and the Independent Auditor shall report directly to the Audit Committee. The Audit Committee shall preapprove all audit and non-audit services by the Independent Auditor as required by applicable law and the rules of the NYSE.

  Review annually the overall plan of the audit as proposed by the Independent Auditor, including the scope of the examination to be performed, the assistance to be provided by the Internal Auditor and any developments in accounting principles and auditing standards that may affect either the financial statements or the audit.

  Meet to review and discuss with management and the Independent Auditor, before filing with the Securities and Exchange Commission, the annual audited financial statements and quarterly financial statements. Review with the Independent Auditor and management the results of the audit and the Company's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  Review with the Independent Auditor any audit problems or difficulties and management's response.

  Recommend to the Board such changes, additions or variations in the auditing, accounting and control functions as the Audit Committee may deem desirable.

  With the Independent Auditor, management and the Internal Auditor, periodically review and discuss significant (a) financial reporting issues and practices, and critical accounting policies and estimates, (b) issues regarding accounting principles and financial statement presentation (including any significant changes in the Company's selection or application of accounting principles), and (c) issues as to the adequacy of the Company's internal control systems and compliance with applicable laws and regulations. Assess management's attitude toward internal controls, the process for establishing and monitoring internal control systems and any special audit steps adopted in light of material control deficiencies.

  Review annually the scope and results of the internal audit program. Review with the internal audit manager compliance with appropriate audit standards.

Audit Committee Charter

  At least annually, obtain and review a report by the Independent Auditor describing: the Independent Auditor' internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues; and (to assess the Independent Auditor' independence) all relationships between the Independent Auditor and the Company.

  Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

  Discuss with management policies with respect to risk assessment and risk management.

  Meet at least quarterly with management, the internal audit manager, and the Independent Auditor in separate executive sessions. The Audit Committee shall meet at such times and report to the Board regarding its deliberations, as necessary.

  Review the material facts and circumstances as to any director's (or nominee for director's), executive officer's, significant shareholder's or other related party's relationship to or interest in a contract or transaction with respect to which the Company is or will be a party or participant and make such recommendations to the Board and the officers as it deems appropriate.

  Set clear hiring policies for employees or former employees of the Independent Auditor.

  Report regularly to the Board on any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's Independent Auditor and the performance of the internal audit function.

  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  Perform an annual performance evaluation of the Audit Committee.

  Review the Code of Conduct report presented annually by the General Counsel.

Audit Committee Charter

  Review and reassess the adequacy of the Audit Committee Charter on an annual basis.

  Conduct or authorize investigations into any activities it deems necessary and appropriate.

  Retain and discharge, and approve fees and other terms and conditions for retention of, independent experts in accounting and auditing, legal counsel and other experts or advisors as it may deem appropriate.

  Direct any officer or employee of the Company or request any employee of the Independent Auditor, outside legal counsel or such other individual as it may deem appropriate to attend Audit Committee meetings or meet with any Audit Committee members.

Internal Audit

The Company's internal audit function shall be managed by the Internal Auditor. The Audit Committee shall review the performance of the Company's internal audit function including the objectives, responsibilities and proposed internal audit plan.

Resources

The Audit Committee shall have the resources and appropriate funding, as determined by the Audit Committee, to discharge its duties and responsibilities including, without limitation, funding for the payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisors employed by the Audit Committee, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Delegation of Authority

The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals of audit and non-audit services to be performed by the Independent Auditor, subject to such guidelines as the Audit Committee may determine. Any such decisions to preapprove shall be presented to the Audit Committee at its next following regular meeting.

Charter Adopted

October 25, 2007